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                                                                    Exhibit 10

                        [LETTERHEAD OF PIPER & MARBURY]

                               February 23, 1994

MetLife Portfolios, Inc.
One Madison Avenue
New York, New York 10010

            Re: Registration Statement on Form N-1A
                (File Nos 33-42129: 811-6375)
                -----------------------------------

Dears Sirs:

        We have acted as special Maryland counsel to MetLife Portfolios,Inc., a Maryland corporation (the "Corporation"), in connection with the filing with the Securities and Exchange Commission of a registration statement on Form N-1A (File Nos. 33-42129; 811-6375), as amended (the "Registration Statement"), registering an indefinite number of Class A, Class B, Class C and Class D shares of the MetLife International Equity Fund and MetLife International Fixed Income Fund series (the "Series") of the Corporation's Common Stock, par value $0.01 per share, under the Securities Act of 1933, as amended. In our capacity as special counsel to the Corporation, the Corporation, we have examined the charter and by-laws of the Corporation, Post-Effective Amendment No.3 to the Registration Statement, the corporate action taken by the Corporation that provides for the issuance of the Class A, Class B, Class C and Class D shares of the Series, and such other documents and matters as we have deemed necessary and appropriate to render the opinions set forth in this letter. In reaching the opinions set forth below, we have assumed all documents submitted to us as originals are authentic, all documents submitted to us as certified or photostatic copies conform to the original documents, all signatures on all documents submitted to us for examination are genuine, and all public records reviewed are accurate and complete.

        Based upon and subject to the foregoing and limited in all respects to applicable Maryland law, we are of the opinion that an aggregate of 100,000,000 Class A, Class B, Class C and Class D shares of each Series (the "Shares") have been duly authorized for issuance and, when issued and paid for as described in the Registration Statement, such Shares will be, under the general corporate laws of the State of Maryland, validly issued, fully paid and nonassessable.

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                                                                 PIPER & MARBURY


MetLife Portfolios, Inc.
February 23, 1994
Page 2

        We hereby consent to the filing of this opinion letter as an exhibit to the Registration Statement and to the reference to our firm and the opinions set forth herein in the Registration Statement.In giving our consent, we do not thereby admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933, as amended,or the rules and regulations of the Securities and Exchange Commission thereunder.

        Messrs. Sullivan & Worcester are authorized to rely on this opinion letter in rendering their opinions to you in connection with the Registration Statement.

                                         Very truly yours,

                                         /s/ Piper & Marbury